                                                                       EXHIBIT 3

First Chicago Master Trust II

(i)      Floating Rate Credit Card Certificates Series 1995-M

         (A) The total amount of cash distributed to Series 1995-M
             Class A Certificateholders in 2001, per $1,000 of Series
             1995-M Class A Certificates                                           $     213.02

         (B) The total amount of the distribution set forth in paragraph
             (iii) (A) which represents principal payments on the Series
             1995-M Class A Certificates                                           $     166.67

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1995-M Certificates                $  1,418,536

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2001 with respect to the Series
             1995-M Certificates                                                   $  7,092,681


(ii)     Floating Rate Credit Card Certificates Series 1995-O

         (A) The total amount of cash distributed to Series 1995-O
             Class A Certificateholders in 2001, per $1,000 of Series
             1995-O Class A Certificates                                           $      46.42

         (B) The total amount of the distribution set forth in paragraph
             (iv) (A) which represents principal payments on the Series
             1995-O Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1995-O Certificates                $  1,428,571

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2001 with respect to the Series
             1995-O Certificates                                                   $  7,142,857

(iii)    Floating Rate Asset Backed Certificates Series 1996-Q

         (A) The total amount of cash distributed to Series 1996-Q
             Class A Certificateholders in 2001, per $1,000 of Series
             1996-Q Class A Certificates                                           $     867.81

         (B) The total amount of the distribution set forth in paragraph
             (vi) (A) which represents principal payments on the Series
             1996-Q Class A Certificates                                           $     833.33

         (C) The total amount of the Monthly Servicing Fee payable from

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First Chicago Master Trust II

             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1996-Q Certificates                $  1,758,567

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             1996-Q Certificates                                                   $  8,792,837

(iv)     Floating Rate Asset Backed Certificates Series 1996-S

         (A) The total amount of cash distributed to Series 1996-S
             Class A Certificateholders in 2001, per $1,000 of Series
             1996-S Class A Certificates                                           $      45.35

         (B) The total amount of the distribution set forth in paragraph
             (viii) (A) which represents principal payments on the Series
             1996-S Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1996-S Certificates                $  2,000,000

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             1996-S Certificates                                                   $ 10,000,000

(v)      Floating Rate Asset Backed Certificates Series 1997-U

         (A) The total amount of cash distributed to Series 1997-U
             Class A Certificateholders in 2001, per $1,000 of Series
             1997-U Class A Certificates                                           $      45.25

         (B) The total amount of the distribution set forth in paragraph
             (x) (A) which represents principal payments on the Series
             1997-U Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1997-U Certificates                $  1,142,857

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             1997-U Certificates                                                   $  5,714,286

(vi)     Floating Rate Asset Backed Certificates Series 1998-V

         (A) The total amount of cash distributed to Series 1998-V
             Class A Certificateholders in 2001, per $1,000 of Series
             1998-V Class A Certificates                                           $   1,042.42
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First Chicago Master Trust II

         (B) The total amount of the distribution set forth in paragraph
             (xi) (A) which represents principal payments on the Series
             1998-V Class A Certificates                                           $   1,000.00

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 1998-V Certificates                $  2,380,952

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             1998-V Certificates                                                   $ 11,904,762

(vii)    Floating Rate Asset Backed Certificates Series 1999-W

         (A) The total amount of cash distributed to Series 2000-W
             Class A Certificateholders in 2001, per $1,000 of Series
             2000-W Class A Certificates                                           $      45.20


         (B) The total amount of the distribution set forth in paragraph
             (xii) (A) which represents principal payments on the Series
             2000-W Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 2000-W Certificates                $  2,142,857

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             2000-W Certificates                                                   $ 10,714,286

(viii)   Floating Rate Asset Backed Certificates Series 1999-X

         (A) The total amount of cash distributed to Series 2000-X
             Class A Certificateholders in 2001, per $1,000 of Series
             2000-X Class A Certificates                                           $      45.60

         (B) The total amount of the distribution set forth in paragraph
             (xiii) (A) which represents principal payments on the Series
             2000-X Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 2000-X Certificates                $  2,142,857

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             2000-X Certificates                                                   $ 10,714,286

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First Chicago Master Trust II

(ix)     Floating Rate Asset Backed Certificates Series 1999-Y

         (A) The total amount of cash distributed to Series 2000-Y
             Class A Certificateholders in 2001, per $1,000 of Series
             2000-Y Class A Certificates                                           $      46.11


         (B) The total amount of the distribution set forth in paragraph
             (xiv) (A) which represents principal payments on the Series
             2000-Y Class A Certificates                                           $          -

         (C) The total amount of the Monthly Servicing Fee payable from
             Available Funds to the Servicer from the Master Trust II
             in 2001 with respect to the Series 2000-Y Certificates                $  1,571,429

         (D) The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 2000 with respect to the Series
             2000-Y Certificates                                                   $  7,857,143


(x)      The amount of outstanding balances in the Accounts which were
         30 or more days delinquent as of the December 2001 Due Period
         (i.e., with respect to the January 2002 interest payment date)            $602,308,605